SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): April 12, 2006


                         Commission File Number 0-29351

                               HYBRID FUELS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                                   88 0384399
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



          237 Main Street, Box 880, Niverville, Manitoba          R0A 1E0
          ----------------------------------------------       -------------
             (Address of principal executive offices)          (Postal Code)


       Registrant's telephone number, including area code: (888) 550-2333



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(d) On April 12, 2006, Hybrid Fuels Inc., issued a press release announcing a change in its Directors and Officers.

The full text of this press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99 - Press Release dated April 12, 2006



Signature
---------

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


HYBRID FUELS, INC.

By: /s/ Douglas Dickie
-------------------------------

Name:   Douglas Dickie
Title:  Acting President/CEO/CFO/Director


Dated:  April 12, 2006